AMENDMENT NO. 2 TO PROMISSORY NOTE

	This AMENDMENT NO. 2 TO PROMISSORY NOTE (this "Amendment No. 2") is made and entered into as of December 31, 2001, by and among BANGOR HYDRO-ELECTRIC COMPANY, a Maine corporation having its chief executive office at 33 State Street, Bangor, Maine 04402 (the "Borrower"), and FLEET NATIONAL BANK, a national banking association having a place of business at 80 Exchange Street, Bangor, Maine 04401 (the "Bank"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Line Agreement (as defined below).

WHEREAS, the Borrower and the Bank entered into a Line Agreement dated as of June 29, 2001 (as amended and in effect from time to time, the "Line Agreement"), pursuant to which the Bank executed a Promissory Note in favor of the Bank dated as of June 29, 2001 (as amended by Amendment No. 1 to Promissory Note, dated as of October 1, 2001, and as the same may be further amended and in effect from time to time, the "Note"), pursuant to which the Bank extended credit to the Borrower on the terms set forth therein and in the Line Agreement; and

WHEREAS, the Borrower has requested an extension of the Final Maturity
Date, and the parties hereto have agreed to extend the Final Maturity Date on the terms set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the provisions of the Line Agreement as follows:

1. AMENDMENT TO SECTION 1 OF THE NOTE. Section 1 of the Note is hereby amended by deleting the date "December 31, 2001" and replacing it with the date "March 31, 2002."

2. CONDITIONS TO EFFECTIVENESS. This Amendment No. 2 shall become effective as of the date hereof, subject to the satisfaction of each of the following conditions:

	(a) receipt by the Bank of this Amendment No. 2 duly and properly authorized, executed and delivered by each of the respective parties hereto;

	(b) the Borrower shall have delivered to the Bank certified copies of corporate resolutions of the Borrower satisfactory to the Bank authorizing this Amendment No. 2; and

	(c) receipt by Bingham Dana LLP of payment of all fees and expenses incurred in the connection with the preparation of this Amendment No. 2.

	3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Bank as follows:

	(a) The execution, delivery and performance of each of this Amendment No. 2 and the transactions contemplated hereby are within the corporate power and authority of the Borrower and have been or will be authorized by proper corporate proceedings, and do not (a) require any consent or approval of the stockholders of the Borrower, (b) contravene any provision of the charter documents or by-laws of the Borrower or any law, rule or regulation applicable to the Borrower, or (c) contravene any provision of, or constitute an event of default or event which, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other material agreement, instrument or undertaking binding on the Borrower.

	(b) This Amendment No. 2 and the Credit Agreement, as amended as of the date hereof, and all of the terms and provisions hereof and thereof are the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

	(c) The execution, delivery and performance of this Amendment No. 2 and the transactions contemplated hereby do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

      (d) The representations and warranties contained in Section 8 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof.

	(e) After giving effect to this Amendment No. 2, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

4. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment No. 2 and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment No. 2.

5.  GOVERNING LAW.  THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6. COUNTERPARTS. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment No. 2 as of the date first set forth above.

					THE BORROWER:
					BANGOR HYDRO-ELECTRIC COMPANY


					By:  /s/ Mathieu A. Poulin
					    Name:  Mathieu A. Poulin
					    Title: Treasurer

					THE BANK:

					FLEET NATIONAL BANK


					By:
					    Name:
					    Title: